The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information.  Such documents may be obtained without charge at the Commission's website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 325-0357 or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB 2005-6 OC

Interest Only Loans

1. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
6.500 - 6.749	38	9,848,686	24.96	6.526	695	259,176	77.79	90.66	356	4	100
6.750 - 6.999	51	13,948,455	35.34	6.787	688	273,499	77.75	89.84	356	4	100
7.000 - 7.249	28	6,321,875	16.02	7.066	684	225,781	80.08	92.21	355	5	100
7.250 - 7.499	24	5,669,547	14.37	7.306	688	236,231	80.38	96.7	356	4	100
7.500 - 7.749	7	1,585,111	4.02	7.532	677	226,444	79.25	99.35	356	4	100
7.750 - 7.999	6	852,265	2.16	7.836	669	142,044	82.19	96.63	354	6	100
8.000 - 8.249	3	469,036	1.19	8.111	692	156,345	80	91.23	356	4	100
8.250 - 8.499	2	494,490	1.25	8.25	698	247,245	79.68	79.68	355	5	100
9.000 - 9.249	1	276,250	0.7	9	672	276,250	85	85	359	1	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

2. Cut-off Date Principal Balances ($)

Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
25,000.01 - 50,000.00	2	89,236	0.23	7.592	781	44,618	84.53	84.53	353	7	100
50,000.01 - 75,000.00	3	181,378	0.46	7.61	706	60,459	82.07	95.54	353	7	100
75,000.01 - 100,000.00	11	979,755	2.48	7.078	681	89,069	80.54	91.36	354	6	100
100,000.01 - 125,000.00	15	1,673,332	4.24	6.89	675	111,555	76	86.47	356	4	100
125,000.01 - 150,000.00	11	1,512,831	3.83	6.975	675	137,530	81.36	94.31	355	5	100
150,000.01 - 175,000.00	11	1,788,545	4.53	6.76	676	162,595	74.4	90.64	356	4	100
175,000.01 - 200,000.00	16	2,947,350	7.47	6.972	674	184,209	80.89	94.67	356	4	100
200,000.01 - 250,000.00	35	7,899,426	20.02	7.032	679	225,698	80.6	96.29	356	4	100
250,000.01 - 300,000.00	23	6,322,891	16.02	7.054	683	274,908	80.63	94.67	356	4	100
300,000.01 - 400,000.00	13	4,567,103	11.57	6.87	702	351,316	80.06	95.87	354	6	100
400,000.01 - 500,000.00	9	4,061,600	10.29	7.061	690	451,289	76.26	87.42	356	4	100
500,000.01 - 600,000.00	4	2,186,570	5.54	6.828	711	546,643	78.81	84.75	355	5	100
600,000.01 - 700,000.00	5	3,246,700	8.23	6.655	704	649,340	74.45	84.63	354	6	100
900,000.01 - 1,000,000.00	1	999,000	2.53	6.75	760	999,000	76.85	76.85	357	3	100
1,000,000.01 - 1,100,000.00	1	1,010,000	2.56	6.75	659	1,010,000	72.14	90	358	2	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

3. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Single Family Residence	86	20,988,293	53.18	6.976	684	244,050	78.41	91.76	356	4	100
Condo	12	2,158,171	5.47	7.208	685	179,848	79.92	96.56	355	5	100
2-4 Family	11	2,930,072	7.42	6.859	709	266,370	78.32	81.34	355	5	100
PUD	51	13,389,182	33.93	6.867	692	262,533	79.24	93.37	356	4	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

4. Mortgage Loan Purpose

Mortgage Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Purchase	129	30,496,731	77.27	6.953	689	236,409	80.18	95.85	355	5	100
Refinance - Rate Term	12	3,442,231	8.72	6.743	683	286,853	75.04	83.98	355	5	100
Refinance - Cashout	19	5,526,755	14	7.016	690	290,882	73.31	74.31	357	3	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

5. Occupancy Type

Occupancy Type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Primary	132	34,376,041	87.1	6.916	687	260,425	78.89	93.52	356	4	100
Second Home	2	464,720	1.18	6.966	713	232,360	80	86.48	357	3	100
Investment	26	4,624,956	11.72	7.144	696	177,883	77.73	79.53	356	4	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

6. Original LTV Ratio (%)

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
40.001 - 45.000	2	284,514	0.72	6.653	635	142,257	42.41	42.41	358	2	100
55.001 - 60.000	2	662,000	1.68	7.061	626	331,000	58.54	58.54	358	2	100
60.001 - 65.000	1	89,500	0.23	6.875	694	89,500	64.97	64.97	357	3	100
65.001 - 70.000	6	1,895,850	4.8	6.678	662	315,975	69.38	76.37	356	4	100
70.001 - 75.000	7	3,312,360	8.39	6.718	696	473,194	73.58	84.65	355	5	100
75.001 - 80.000	130	31,208,168	79.08	6.951	689	240,063	79.81	94.68	356	4	100
80.001 - 85.000	1	276,250	0.7	9	672	276,250	85	85	359	1	100
85.001 - 90.000	5	492,307	1.25	7.502	726	98,461	90	90	350	10	100
90.001 - 95.000	6	1,244,768	3.15	7.074	721	207,461	94.99	94.99	350	10	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

7. Combined LTV Ratio (%)

Combined LTV Ratio (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
40.001 - 45.000	2	284,514	0.72	6.653	635	142,257	42.41	42.41	358	2	100
55.001 - 60.000	2	662,000	1.68	7.061	626	331,000	58.54	58.54	358	2	100
60.001 - 65.000	1	89,500	0.23	6.875	694	89,500	64.97	64.97	357	3	100
65.001 - 70.000	3	848,350	2.15	6.69	681	282,783	69.11	69.11	356	4	100
70.001 - 75.000	4	1,307,360	3.31	6.736	696	326,840	73.96	73.96	356	4	100
75.001 - 80.000	21	5,623,419	14.25	6.917	689	267,782	78.19	79.11	356	4	100
80.001 - 85.000	3	1,046,610	2.65	7.16	699	348,870	81.32	85	356	4	100
85.001 - 90.000	19	6,110,677	15.48	6.88	698	321,615	78.16	89.86	355	5	100
90.001 - 95.000	17	4,284,769	10.86	6.917	704	252,045	83.49	95	353	7	100
95.001 - 100.000	88	19,208,518	48.67	6.991	684	218,279	79.99	100	356	4	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

8. Seasoning (months)

Seasoning (months)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
<= 0	1	182,000	0.46	6.875	684	182,000	80	100	360	0	100
3-Jan	64	15,232,811	38.6	6.928	678	238,013	77.29	89.93	358	2	100
6-Apr	70	18,284,216	46.33	6.958	686	261,203	78.67	92.11	355	5	100
9-Jul	11	2,775,980	7.03	6.822	732	252,362	82.36	95.92	352	8	100
12-Oct	14	2,990,709	7.58	7.046	712	213,622	83.49	95.01	350	10	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

9. Remaining Term to Stated Maturity

Remaining Term to Stated Maturity	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
337 - 348	2	188,066	0.48	7.875	680	94,033	90	90	348	12	100
349 - 360	158	39,277,651	99.52	6.939	688	248,593	78.71	91.8	356	4	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

10. Original Term (months)

Original Term (months)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
349 - 360	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

11. Documentation Type

Documentation Type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Full / Alternative	14	3,823,876	9.69	6.681	695	273,134	77.27	89.05	354	6	100
No Income / No Assets	14	2,191,188	5.55	7.283	701	156,513	82.74	86.06	355	5	100
Reduced	123	30,495,121	77.27	6.95	687	247,928	79.21	93.05	356	4	100
Stated Income / Stated Assets	9	2,955,532	7.49	6.963	685	328,392	73.15	86.69	357	3	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

12. State

State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Florida	29	6,280,302	15.91	6.951	678	216,562	78.95	92.24	356	4	100
Virginia	22	6,138,249	15.55	7.058	675	279,011	80	97.03	356	4	100
Maryland	21	4,623,689	11.72	7.024	676	220,176	79.9	98.46	356	4	100
California	15	4,612,255	11.69	6.802	720	307,484	77.13	87.18	355	5	100
Nevada	15	4,450,016	11.28	6.682	702	296,668	80.01	89.87	356	4	100
New York	9	3,075,533	7.79	7.279	678	341,726	77.18	85.45	355	5	100
Arizona	11	1,584,045	4.01	6.789	690	144,004	78.59	87.21	355	5	100
Texas	8	1,388,504	3.52	7.296	690	173,563	80.39	98.72	356	4	100
Colorado	2	1,150,000	2.91	6.859	689	575,000	67.24	78.94	353	7	100
Oregon	4	973,500	2.47	6.957	647	243,375	80	94.31	356	4	100
Other	24	5,189,623	13.15	6.844	701	216,234	79.35	90.56	355	5	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

13. Prepay Term

Prepay Term	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
0	22	4,006,361	10.15	7.4	707	182,107	83.71	95.17	354	6	100
0.5	4	1,271,357	3.22	6.623	716	317,839	80	97.29	355	5	100
1	11	3,706,501	9.39	7.134	677	336,955	77.24	88.64	356	4	100
3	84	20,789,050	52.68	6.964	677	247,489	77.86	92.05	356	4	100
5	39	9,692,446	24.56	6.679	706	248,524	79.08	90.33	355	5	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

14. Interest Only Period

Interest Only Period	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
60	1	140,000	0.35	7.6	673	140,000	80	100	355	5	100
120	159	39,325,717	99.65	6.941	688	247,332	78.76	91.77	356	4	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

15. FICO

FICO	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
581 - 590	1	162,000	0.41	7.25	581	162,000	60	60	358	2	100
611 - 620	1	142,600	0.36	6.5	613	142,600	80	100	356	4	100
621 - 630	7	1,648,064	4.18	6.65	625	235,438	69.92	75.66	357	3	100
631 - 640	6	1,547,710	3.92	7.159	639	257,952	72.25	81.94	356	4	100
641 - 650	25	5,625,618	14.25	7.065	646	225,025	79.17	94.38	356	4	100
651 - 660	10	2,774,334	7.03	6.908	657	277,433	77.14	94.64	357	3	100
661 - 670	17	3,937,904	9.98	6.898	666	231,641	81.01	94.6	356	4	100
671 - 680	14	2,970,407	7.53	7.247	676	212,172	81.04	96.24	356	4	100
681 - 690	15	2,598,422	6.58	6.845	685	173,228	79.78	93.68	356	4	100
691 - 700	16	4,332,796	10.98	7.072	696	270,800	78.64	91.45	357	3	100
701 - 710	10	2,960,209	7.5	6.767	705	296,021	77.88	90.69	355	5	100
711 - 720	10	1,814,638	4.6	6.931	717	181,464	81.82	91.27	356	4	100
721 - 730	6	2,500,947	6.34	6.701	726	416,824	78.52	93.57	353	7	100
731 - 740	5	1,506,287	3.82	6.985	735	301,257	80	99.82	354	6	100
741 - 750	3	981,108	2.49	6.662	744	327,036	75.6	83.27	354	6	100
751 - 760	6	2,100,209	5.32	6.873	759	350,035	80.48	87.66	355	5	100
761 - 770	1	118,796	0.3	7.125	769	118,796	94.98	94.98	352	8	100
771 - 780	4	1,158,999	2.94	6.82	772	289,750	83.29	92.33	353	7	100
781 - 790	2	544,200	1.38	7.25	787	272,100	78.42	91.03	356	4	100
791 - 800	1	40,468	0.1	7.25	793	40,468	90	90	351	9	100
Total:	160	39,465,717	100	6.943	688	246,661	78.77	91.8	356	4	100

CSFB 2005-6 OC

Silent Second

1. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
5.500 - 5.749	1	296,862	0.3	5.625	731	296,862	70	95	358	2	0
6.500 - 6.749	99	20,907,935	20.93	6.526	695	211,191	78.49	94.57	354	3	38.43
6.750 - 6.999	111	22,617,142	22.64	6.809	680	203,758	78.9	96.79	357	3	41.49
7.000 - 7.249	98	19,225,122	19.24	7.075	675	196,175	79.85	97.95	356	4	22.86
7.250 - 7.499	71	14,169,898	14.18	7.304	678	199,576	79.45	96.45	356	3	35.21
7.500 - 7.749	53	10,745,519	10.75	7.532	702	202,746	79.04	95.52	354	4	14.75
7.750 - 7.999	35	6,625,869	6.63	7.809	687	189,311	79.92	95.69	350	4	9.29
8.000 - 8.249	14	3,166,491	3.17	8.065	698	226,178	78.27	90.36	356	4	8.75
8.250 - 8.499	11	1,309,220	1.31	8.261	662	119,020	78.11	92.38	357	3	0
8.500 - 8.749	4	850,301	0.85	8.561	696	212,575	79.63	96.11	358	2	0
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

2. Cut-off Date Principal Balances ($)

Cut-off Date Principal Balances ($)	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
15,000.01 - 25,000.00	1	23,335	0.02	7.5	705	23,335	66.75	95	358	2	0
25,000.01 - 50,000.00	7	304,601	0.3	7.498	708	43,514	73.66	92.69	332	5	0
50,000.01 - 75,000.00	39	2,476,802	2.48	7.302	695	63,508	77.3	94.6	351	4	5.14
75,000.01 - 100,000.00	39	3,467,384	3.47	7.16	691	88,907	79.05	96.1	352	4	15.29
100,000.01 - 125,000.00	63	7,064,078	7.07	7.159	680	112,128	79.82	97.66	349	3	12.4
125,000.01 - 150,000.00	49	6,800,885	6.81	7.071	699	138,794	78.9	96.26	356	4	14.4
150,000.01 - 175,000.00	52	8,468,962	8.48	7.104	674	162,865	80	97.46	357	3	17.15
175,000.01 - 200,000.00	41	7,729,244	7.74	6.941	675	188,518	79.51	97.34	353	4	28.71
200,000.01 - 250,000.00	87	19,498,896	19.52	6.979	675	224,125	79.67	97.97	357	3	34.67
250,000.01 - 300,000.00	43	11,786,721	11.8	7.022	681	274,110	79.4	96.11	357	3	39.99
300,000.01 - 400,000.00	49	16,925,586	16.94	7.159	689	345,420	78.98	95.38	356	4	25.02
400,000.01 - 500,000.00	13	5,821,637	5.83	7.379	718	447,818	78.91	93.73	356	4	45.99
500,000.01 - 600,000.00	3	1,666,313	1.67	7.158	750	555,438	80	91.28	356	4	65.05
600,000.01 - 700,000.00	7	4,555,684	4.56	6.8	702	650,812	75.75	90.65	356	4	57.48
700,000.01 - 800,000.00	3	2,314,231	2.32	7.504	649	771,410	79.99	92.55	355	5	0
1,000,000.01 - 1,100,000.00	1	1,010,000	1.01	6.75	659	1,010,000	72.14	90	358	2	100
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

3. Property Type

Property Type	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Single Family Residence	271	51,552,187	51.6	7.036	681	190,229	78.98	96.03	355	4	30.83
Condo	38	6,776,744	6.78	7.277	699	178,335	79.33	96.17	357	3	28.78
2-4 Family	62	14,027,803	14.04	7.354	707	226,255	78.83	93.54	354	3	3.25
Co-op	1	75,393	0.08	7.75	750	75,393	79.47	90	358	2	0
PUD	125	27,482,233	27.51	6.992	678	219,858	79.43	97.23	356	4	39.97
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

4. Mortgage Loan Purpose

Mortgage Loan Purpose	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Purchase	429	86,299,298	86.37	7.111	687	201,164	79.41	96.73	356	4	30.66
Refinance - Rate Term	42	8,388,060	8.4	6.779	675	199,716	76.91	91.94	350	3	25.87
Refinance - Cashout	26	5,227,001	5.23	7.16	676	201,038	77.67	90.85	356	4	12.51
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

5. Occupancy Type

Occupancy Type	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Primary	380	81,373,032	81.44	7.012	681	214,140	79.28	96.98	356	4	35.1
Second Home	11	2,465,793	2.47	7.134	730	224,163	77	88.69	356	4	8.14
Investment	106	16,075,534	16.09	7.45	702	151,656	78.55	92.3	354	3	3.25
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

6. Original LTV Ratio (%)

Original LTV Ratio (%)	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
40.001 - 45.000	1	59,923	0.06	8.25	652	59,923	44.44	46.15	358	2	0
45.001 - 50.000	1	142,721	0.14	7.625	715	142,721	45.59	75	314	46	0
60.001 - 65.000	1	317,632	0.32	6.5	704	317,632	65	80	357	3	0
65.001 - 70.000	20	4,097,233	4.1	6.816	680	204,862	69.52	86.28	358	2	25.57
70.001 - 75.000	19	4,083,196	4.09	6.905	685	214,905	73.91	91.88	356	4	49.1
75.001 - 80.000	454	91,092,416	91.17	7.105	686	200,644	79.88	96.76	355	4	28.79
85.001 - 90.000	1	121,238	0.12	7.75	660	121,238	90	95	357	3	0
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

7. Combined LTV Ratio (%)

Combined LTV Ratio (%)	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
45.001 - 50.000	1	59,923	0.06	8.25	652	59,923	44.44	46.15	358	2	0
70.001 - 75.000	1	142,721	0.14	7.625	715	142,721	45.59	75	314	46	0
75.001 - 80.000	5	1,850,058	1.85	6.94	696	370,012	68.84	79.1	357	3	34.86
80.001 - 85.000	8	2,106,099	2.11	6.817	683	263,262	76.58	84.65	356	4	36.58
85.001 - 90.000	86	20,629,227	20.65	7.151	690	239,875	78.27	89.68	354	4	27.24
90.001 - 95.000	112	20,194,762	20.21	7.145	693	180,310	79.28	94.88	354	3	15.05
95.001 - 100.000	284	54,931,569	54.98	7.052	680	193,421	79.93	99.93	356	3	34.97
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

8. Seasoning (months)

Seasoning (months)	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
<= 0	1	182,000	0.18	6.875	684	182,000	80	100	360	0	100
1 - 3	331	62,742,214	62.8	7.088	685	189,554	78.99	95.98	357	2	16.72
4 - 6	130	28,415,897	28.44	7.045	680	218,584	79.51	96.58	356	4	51.3
7 - 9	13	4,221,534	4.23	7.133	698	324,733	79.72	94.35	352	8	52.83
10 - 12	13	3,361,696	3.36	7.164	714	258,592	78.2	95.09	350	10	53.52
13 - 24	8	848,297	0.85	7.632	678	106,037	79.81	94.84	278	15	0
37 - 48	1	142,721	0.14	7.625	715	142,721	45.59	75	314	46	0
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

9. Remaining Term to Stated Maturity

Remaining Term to Stated Maturity	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
157 - 168	4	312,914	0.31	7.691	679	78,228	79.47	92.44	164	16	0
169 - 180	1	106,885	0.11	6.625	689	106,885	80	90	177	3	0
229 - 240	2	315,081	0.32	6.547	677	157,541	80	96.87	237	3	0
313 - 324	1	142,721	0.14	7.625	715	142,721	45.59	75	314	46	0
337 - 348	5	931,361	0.93	7.396	695	186,272	79.33	93.5	346	14	0
349 - 360	484	98,105,396	98.19	7.082	685	202,697	79.15	96.09	357	3	29.85
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

10. Original Term (months

Original Term (months)	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
169 - 180	5	419,799	0.42	7.42	682	83,960	79.61	91.82	167	13	0
229 - 240	2	315,081	0.32	6.547	677	157,541	80	96.87	237	3	0
349 - 360	490	99,179,479	99.26	7.086	685	202,407	79.1	96.03	356	4	29.52
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

11. Documentation Type

Documentation Type	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Full / Alternative	61	10,263,703	10.27	6.85	695	168,257	78.21	94.2	348	4	29.32
No Income / No Assets	32	6,355,376	6.36	7.455	718	198,605	79.07	93.26	357	3	5.71
Reduced	343	70,144,608	70.2	7.073	680	204,503	79.39	96.93	356	4	33.51
Stated Income / Stated Assets	61	13,150,671	13.16	7.159	689	215,585	78.31	93.9	357	3	18.26
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

12. State

State	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
Maryland	70	14,256,170	14.27	7.082	666	203,660	79.89	98.63	356	4	32.43
California	47	14,113,582	14.13	7.017	690	300,289	78	94.95	357	3	19.68
Virginia	55	13,511,594	13.52	7.057	667	245,665	79.81	97.48	357	3	45.43
Florida	49	11,121,297	11.13	7.164	690	226,965	79.07	95.6	355	4	38.87
New York	32	10,587,797	10.6	7.261	711	330,869	78.27	92.78	356	4	16.25
Texas	69	8,523,776	8.53	7.083	685	123,533	79.06	97.43	357	3	15.08
Nevada	24	5,013,200	5.02	7.003	688	208,883	79.9	97.31	356	4	51.55
Arizona	18	2,745,816	2.75	6.834	690	152,545	79.65	94.01	357	3	26.82
Washington	10	1,721,422	1.72	7.147	673	172,142	79.93	93.25	348	5	38.62
Georgia	11	1,702,318	1.7	7.162	686	154,756	75.86	92.96	353	7	45.43
Other	112	16,617,386	16.63	7.058	693	148,370	79.3	95.66	351	4	21.99
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

13. Prepay Term

Prepay Term	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
0	92	16,511,293	16.53	7.494	697	179,471	78.96	94.58	353	4	14.88
0.5	10	3,880,659	3.88	7.157	698	388,066	79.59	94.6	357	3	32.76
1	22	6,278,393	6.28	7.062	700	285,382	78.3	94.2	356	4	41.86
2	4	541,687	0.54	6.938	702	135,422	79.41	94.74	357	3	0
3	271	52,774,247	52.82	7.061	677	194,739	79.39	96.99	356	3	32.31
4	3	720,059	0.72	6.842	694	240,020	78.51	91.66	358	2	0
5	95	19,208,020	19.22	6.809	690	202,190	78.63	95.67	356	4	30.59
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

14. Interest Only Period

Interest Only Period	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
0	381	70,632,110	70.69	7.154	685	185,386	79.12	95.76	355	3	0
60	1	140,000	0.14	7.6	673	140,000	80	100	355	5	100
120	115	29,142,249	29.17	6.918	687	253,411	79.08	96.62	356	4	100
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

15. FICO

FICO	Number of Mortgag e Loans	Principal Balance	Percent of Mortgage Pool	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Weighted Avg. Combine d LTV	Weighted Avg. WAM	Weighted Avg. WALA	Percent IO
<= 450	3	722,128	0.72	7.609	0	240,709	80	100	357	3	0
521 - 530	1	72,402	0.07	7.5	530	72,402	80	90	165	15	0
601 - 610	1	292,452	0.29	7.375	602	292,452	79.19	90	358	2	0
611 - 620	4	668,317	0.67	6.893	619	167,079	77.26	92.23	357	3	21.34
621 - 630	38	7,184,141	7.19	7.054	626	189,056	78.91	95.55	357	3	11.93
631 - 640	32	7,440,518	7.45	7.25	636	232,516	78.9	95.14	356	4	12.9
641 - 650	50	9,803,813	9.81	7.127	646	196,076	79.42	97.86	356	4	47.19
651 - 660	41	7,769,849	7.78	7.139	656	189,509	78.44	95.85	354	3	35.71
661 - 670	45	9,091,445	9.1	6.99	665	202,032	79.68	97.9	357	3	29.42
671 - 680	33	6,164,446	6.17	7.123	675	186,801	79.82	96.62	357	3	39.29
681 - 690	47	9,703,214	9.71	7.034	686	206,451	79.37	95.25	354	3	21.03
691 - 700	39	8,373,334	8.38	7.024	695	214,701	79.57	97.32	357	3	38.43
701 - 710	30	5,757,943	5.76	6.882	706	191,931	78.14	94.14	356	4	40.5
711 - 720	34	5,885,719	5.89	7.181	715	173,109	78.69	95.02	353	5	19.92
721 - 730	24	5,424,191	5.43	7.096	725	226,008	79.08	96.74	353	4	37.2
731 - 740	20	4,008,069	4.01	6.944	734	200,403	79.1	97.44	350	5	37.58
741 - 750	14	3,153,585	3.16	6.977	746	225,256	78.88	94.89	356	4	14.67
751 - 760	11	1,790,104	1.79	7.124	756	162,737	80	98.47	356	4	42.1
761 - 770	9	1,666,662	1.67	7.008	764	185,185	79.02	92.92	355	5	0
771 - 780	7	1,875,719	1.88	7.157	773	267,960	76.45	90.98	356	4	41.47
781 - 790	10	2,131,658	2.13	7.32	787	213,166	79.6	94.21	357	3	25.53
791 - 800	1	63,849	0.06	7.25	798	63,849	80	95	357	3	0
801 - 810	3	870,800	0.87	7.461	808	290,267	80	90.85	357	3	0
Total:	497	99,914,359	100	7.085	685	201,035	79.11	96.02	355	4	29.31

CSFB

CREDIT SUISSE FIRST BOSTON

CSFB 2005-6

$215,457,699

(Approximate)

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-6

Wells Fargo Bank, N.A.

Master Servicer and Trust Administrator

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Credit Suisse First Boston

Underwriter

$215,457,699 (Approximate)

CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-6

Pricing Information

Offered Certificates:

Class	Approximate Certificate Balance ($)(1)	Bond Type	Coupon(2)	WAL(3) (Years)	Principal Payment Window(3)	Expected Initial Target C/E(4)	Proposed Ratings (S&P/Moody’s)	Day Count Convention
I-A-1(5)(6)	95,322,000	Senior/Adjustable Rate	LIBOR + 0.12%	1.00	07/05 – 08/07	8.50%	AAA/Aaa	Actual/360
I-A-2(5)(7)	59,748,000	Senior/Adjustable Rate	LIBOR + 0.27%	3.50	08/07 – 08/11	8.50%	AAA/Aaa	Actual/360
I-A-3	13,875,000	Senior/Fixed Rate	5.193%	7.81	08/11 – 08/13	8.50%	AAA/Aaa	30/360
I-A-4(8)	29,814,000	Senior/Fixed Rate/NAS	4.824%	6.45	08/08 – 08/13	8.50%	AAA/Aaa	30/360
I-M-1	6,571,000	Subordinate/Fixed Rate	5.053%	5.39	07/08 – 08/13	5.45%	AA/Aa2	30/360
I-M-2	5,386,000	Subordinate/Fixed Rate	5.301%	5.38	07/08 – 08/13	2.95%	A/A2	30/360
I-M-3	2,908,000	Subordinate/Fixed Rate	5.546%	5.27	07/08 – 08/13	1.60%	BBB+/Baa1	30/360
I-M-4	1,833,699	Subordinate/Fixed Rate	6.008%	4.53	07/08 – 02/12	0.75%	BBB-/Baa3	30/360
Total	215,457,699

(1)

Bond sizes are based on the May 1, 2005 mortgage loan balance rolled forward to June 1, 2005 at 25 CPR. The actual bond sizes will be based on the June 1, 2005 collateral balance (the “Cut-off Date Balance”).

(2)

The coupons are capped by the Net Funds Cap as described herein.  If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each fixed rate certificate will be increased by 0.50% and the certificate margin for each adjustable rate certificate will be doubled, in each case subject to the Net Funds Cap.

(3)

The Certificates will be priced to call assuming 100% of the Prospectus Prepayment Curve and assuming one-month LIBOR is 3.17%.  100% of the Prospectus Prepayment Curve (“PPC”) assumes 10.00% Constant Prepayment Rate (“CPR” ) in the first month of the life of the mortgage loans ramped to 24.00% CPR over 12 months.  In the 12th month of the life of the mortgage loans and thereafter, 100% PPC assumes 24.00% CPR.

(4)

The expected initial target credit enhancement percentage includes the target overcollateralization of 75 basis points, and will be supplemented by initial excess spread of approximately 3.57%, which will provide additional credit enhancement. As of the Closing Date, the aggregate balance of the Certificates is expected to be approximately equal to the Cut -off Date Balance.

(5)

The Class I-A-1 and Class I-A-2 Certificates will settle flat.

(6)

An Interest Rate Cap will be purchased for the benefit of the Class I-A-1 Certificates  (the “Class I-A-1 Interest Rate Cap”) to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans. Proceeds derived from the Class I-A-1 Interest Rate Cap will be available to cover basis risk shortfalls owing to the Class I-A-1 Certificates but not credit losses on the mortgage loans. The Class I-A-1 Interest Rate Cap will be outstanding through and including the Distribution Date in August 2007.

(7)

An Interest Rate Cap will be purchased for the benefit of the Class I-A-2 Certificates  (the “Class I-A-2 Interest Rate Cap”) to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans. Proceeds derived from the Class I-A-2 Interest Rate Cap will be available to cover basis risk shortfalls owing to the Class I-A-2 Certificates but not credit losses on the mortgage loans. The Class I-A-2 Interest Rate Cap will be outstanding through and including the Distribution Date in August 2011.

(8)

The Class I-A-4 Certificates are non-accelerating Senior Certificates.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.
Floating Rate Certificate:	The Floating Rate Certificates consist of Class I-A-1 and Class I-A-2.
Fixed Rate Certificates:	The Fixed Rate Certificates consist of Class I-A-3, Class I-A-4, Class I-M-1, Class I-M-2, Class I-M-3 and Class I-M-4.
Senior Certificates:	The Senior Certificates consist of Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4.
Offered Certificates:	The Offered Certificates consist of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-M-1, Class I-M-2, Class I-M-3 and Class I-M-4 Certificates.
Non-Offered Certificates:	The Non-Offered Certificates consist of the Class X Certificates
SMMEA Treatment:	When issued, the Offered Certificates, other than the Class I-M-2, Class I-M-3 and Class I-M-4, are anticipated to constitute “mortgage related securities” for purposes of SMMEA.
Federal Tax Status:	It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.
Statistical Calculation Date:	May 1, 2005.
Cut-off Date:	June 1, 2005.
Closing Date:	On or about June 29, 2005.
Investor Settlement:	On or about June 30, 2005.
Distribution Date:	25th day of each month (or, if not a business day, the next succeeding business day), commencing in July 2005.
Interest Accrual Period:

The Interest Accrual Period for each Distribution Date with respect to the Floating Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).  The Interest Accrual Period for each Distribution Date with regard to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day count basis).

Delay Days:	24 days with respect to the Offered Certificates other than the Floating Rate Certificates, and 0 days with respect to the Floating Rate Certificates.
Optional Termination:

The Optional Termination may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Prospectus Prepayment Speed:

100% of the prepayment assumption (the “PPC”) describes prepayments starting at 10.00% Constant Prepayment Rate (CPR) in the first month of the life of the mortgage loans, increasing by approximately 1.27% CPR per month to 24.00% CPR in the 12th month of the life of the mortgage loans, and remaining at 24.00% CPR thereafter.

Certificate Ratings:

The Senior Certificates and the Class I-M-1, Class I-M-2, Class I-M-3 and Class I-M-4 Certificates are expected to be rated by S&P and Moody’s:

Class I-A:       AAA/Aaa

Class I-M-1:

  AA/Aa2

Class I-M-2:

  A/A2

Class I-M-3:

  BBB+/Baa1

Class I-M-4:

  BBB-/Baa3

Coupon/Margin Step-up:

If the optional clean-up call is not exercised, the Pass-Through Rate on the Fixed Rate Certificates will be increased by 50 basis points and the Certificate Margin on the Adjustable Rate Certificates will be doubled.

Expense Fee Rate:	The per annum rate at which the servicing fee, trust administrator fee, and any lender paid mortgage guaranty insurance premiums accrue.
Pass-Through Rate:

The Pass-Through Rate for the Adjustable Rate Certificates will be equal to the lesser of (i) one-month LIBOR plus the certificate margin and (ii) the Net Funds Cap.  The Pass-Through Rate for the Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the Net Funds Cap.

Optimal Interest Remittance Amount:

For any distribution date will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related group as of the first day of the related Collection Period divided by (y) 12 and (2) the Aggregate Loan Group Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount which did not arise as a result of a default or delinquency of such mortgage loans or were not taken into account in computing the Expense Fee Rate..

Net Funds Cap:

For any Distribution Date will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Balance for the immediately preceding Distribution Date, multiplied by, with respect to the Adjustable Rate Certificates only, (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Basis Risk Shortfall:

For any class of offered certificates, and any distribution date, the sum of:  (1) the excess, if any, of the related Current Interest calculated on the basis of the applicable pass-through rate of such class of certificates without regard to the application of the Net Funds Cap over the related Current Interest for the applicable distribution date, (2) any Basis Risk Shortfall remaining unpaid from prior distribution dates, and (3) interest for the related Accrual Period on the amount in clause (2) calculated on the basis of the applicable pass-through rate of such class of certificates without regard to the application of the Net Funds Cap.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the related Expense Fee Rate.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Current Interest:

For any class of offered certificates and any distribution date, the amount of interest accruing at the applicable pass-through rate on the related Class Principal Balance during the related Accrual Period; provided, that as to each class of certificates the Current Interest will be reduced by a pro rata portion of any interest shortfalls to the extent not covered by excess interest.

Carryforward Interest:

For any class of offered certificates and any distribution date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such class for the immediately preceding distribution date and (B) any unpaid Carryforward Interest from the immediately preceding distribution date exceeds (y) the amount paid in respect of interest on such class on such immediately preceding distribution date, and (2) with respect to the offered certificates, interest on such amount for the related Accrual Period at the applicable pass-through rate.

Interest Remittance Amount:

For any distribution date and loan group, the sum of (1) all interest collected (other than Payaheads, if applicable) or advanced in respect of Scheduled Payments on the mortgage loans in the related loan group during the related Collection Period, the interest portion of related Payaheads previously received and intended for application in the related Collection Period and the interest portion of all prepayments received on such mortgage loans during the related Prepayment Period, less (x) expense fees with respect to such mortgage loans and (y) unreimbursed Advances and other amounts due to the servicers, master servicer, the trust administrator or the trustee with respect to such mortgage loans, to the extent allocable to interest, (2) all Compensating Interest paid by the servicers or master servicer with respect to the related mortgage loans and distribution date, (3) the portion of any substitution amount or purchase price paid with respect to such mortgage loans during the calendar month immediately preceding that distribution date allocable to interest, and (4) all net liquidation proceeds (net of unreimbursed Advances, servicing advances and expenses, to the extent allocable to interest, and unpaid servicing fees) and recoveries, if any, collected with respect to such mortgage loans during the related Collection Period, to the extent allocable to interest.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans in the related loan group during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each such mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans in the related loan group during the calendar month immediately preceding that Distribution Date allocable to principal, and (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected during the related Collection Period, to the extent allocable to principal.

Class I-A-4 Calculation Percentage:

As to any distribution date, a fraction expressed as a percentage, the numerator of which is the Class Principal Balance of the Class I-A-4 Certificates and the denominator of which is the aggregate Class Principal Balance of the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates, in each case prior to giving effect to distributions of principal on that distribution date.

Class I-A-4 Lockout Percentage:	As to any distribution date, the applicable percentage set forth below for that distribution date:
Range of Distribution Dates	Lockout Percentage
July 2005 – June 2008	0.00%
July 2008 – June 2010	45.00%
July 2010 – June 2011	80.00%
July 2011 – June 2012	100.00%
July 2012 and thereafter	300.00%
Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
I-A	7.75%	8.50%	17.00%
I-M-1	4.70%	5.45%	10.90%
I-M-2	2.20%	2.95%	5.90%
I-M-3	0.85%	1.60%	3.20%
I-M-4	0.00%	0.75%	1.50%

*    Prior to Stepdown Date, based on Aggregate Loan Group Balance as of the Cut-off Date.

** After Stepdown Date, based on the Aggregate Loan Group Balance for the related Distribution Date.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is 0.75% of the Aggregate Loan Group Balance as of the Cut-off Date.
2. On and after the Stepdown Date, the required overcollateralization amount is 1.50% of the Aggregate Loan Group Balance for the related Distribution Date (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Aggregate Loan Group Balance as of the Cut-off Date.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the Senior Certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class I-M-1, Class I-M-2, Class I-M-3 and Class I-M-4 Certificates and (ii) the overcollateralization amount, in each case prior to taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the Aggregate Loan Group Balance as of the first day of the related collection period.

Stepdown Date:

The later to occur of (i) the Distribution Date in July 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the mortgage loans in the related loan group during the related Collection Period but before giving effect to payments on the Certificates on such distribution date) is greater than or equal to approximately 17.00%.

Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in July 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [TBA]% of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the Aggregate Loan Group Balance as of the Cut-off Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
July 2008 – June 2009	[TBA]%*
July 2009 – June 2010	[TBA]%*
July 2010 – June 2011	[TBA]%*
July 2011 – June 2012	[TBA]%*
July 2012 and thereafter	[TBA]%

*  The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Source for Calculation of One-Month Libor:	Telerate Page 3750.
Deferred Amount:

For any class of subordinate certificates and distribution date, will equal the amount by which (x) the aggregate of the applied loss amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof and increases to the Class Principal Balance thereof due to recoveries.

Overcollateralization Commencement Date:	The August 2005 Distribution Date.
Distributions to I. Certificateholders:	On each Distribution Date, the Interest Remittance Amount will be paid according the following order of priority:

1.

Concurrently, to the Class I-A Certificates, pro rata based on amounts due, Current Interest and any Carryforward Interest for such class and such distribution date;

2.

To the Class I-M-1 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

3.

To the Class I-M-2 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

4.

To the Class I-M-3 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

5.

To the Class I-M-4 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

6.

For application as part of monthly excess cash flow (such amount “Monthly Excess Interest).

II.	Before the Stepdown Date or while a Trigger Event is in effect, the Principal Remittance Amount shall be allocated according to the following priority:

1.    To the Class I-A-4 Certificates, the Class I-A-4 Lockout Percentage of the Class I-A-4 Calculation Percentage of principal payable to the Senior Certificates on such Distribution Date until the Class Principal Balance of such class has been reduced to zero; and

2. Sequentially, to the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
3. Sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3 and Class I-M-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), the Principal Remittance Amount shall be allocated according to the following priority:

1.    To the Class I-A-4 Certificates, the Class I-A-4 Lockout Percentage of the Class I-A-4 Calculation Percentage of principal payable to the Senior Certificates on such Distribution Date (in accordance with the Target Credit Enhancement percentages) until the respective Class Principal Balance has been reduced to zero; and

2.    Sequentially, to the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates, remaining amounts of principal payments allocable to the Senior Certificates (in accordance with the Target Credit Enhancement percentages) until the respective Class Principal Balance has been reduced to zero; and

3.    Sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3 and Class I-M-4 Certificates (in accordance with the Target Credit Enhancement percentages for each class) until the respective Class Principal Balance has been reduced to zero; and

4. For application as part of monthly excess cash flow.
IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:
1. For the first Distribution Date, 100% of the Monthly Excess Interest will be released to the Class X;

2.   (A) Until the aggregate Class Principal Balance of the certificates equals the Aggregate Loan Group Balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) to the Class I-A-4 Certificates, the Class I-A-4 Lockout Percentage of the Class I-A-4 Calculation Percentage of principal payable to the Senior Certificates on such Distribution Date until the Class Principal Balance of such class has been reduced to zero;

(b) to the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates, sequentially, until the respective Class Principal Balances have been reduced to zero;

(c) to the Class I-M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class I-M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class I-M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class I-M-4 Certificates, until the Class Principal Balance has been reduced to zero; and

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          is not in effect, to fund any principal distributions required to be made on such Distribution Date set forth in subclause III above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    to the Class I-M-1 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such Class;

4.    to the Class I-M-2 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such Class;

5.

to the Class I-M-3 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such Class;

6.

to the Class I-M-4 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such Class;

7.

to the Class I-A Certificates, pro rata based on amounts due (after giving effect to any payments applicable to Basis Risk Shortfall paid from the Class I-A-1 Interest Rate Cap and the Class I-A-2 Interest Rate Cap to the Class I-A-1 and Class I-A-2 Certificates, respectively), any applicable Basis Risk Shortfall for each such class;

8.

to the Class I-M-1 Certificates, any applicable Basis Risk Shortfall for such class;

9.

to the Class I-M-2 Certificates, any applicable Basis Risk Shortfall for such class;

10.

to the Class I-M-3 Certificates, any applicable Basis Risk Shortfall for such class;

11.

to the Class I-M-4 Certificates, any applicable Basis Risk Shortfall for such class;

12.

to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

13.

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and                  servicing agreement; and

14.

To the Class R Certificates, any remaining amount.

BOND YIELD / DM TABLES

To Call

BOND YIELD / DM TABLES

	Class I-A-1
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Disc Margin	12	12	12	12	12	12	12
	WAL	1.97	1.33	1.00	0.80	0.66	0.57	0.49
Mod Durn 30360		1.86	1.27	0.96	0.77	0.64	0.55	0.48
Principal W	indow	Jul05 - Nov09	Jul05 - Apr08	Jul05 - Aug07	Jul05 - Feb07	Jul05 - Nov06	Jul05 - Aug06	Jul05 - Jun06
	Class I-A-2
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Disc Margin	27	27	27	27	27	27	27
	WAL	9.20	5.45	3.50	2.58	2.03	1.69	1.43
Mod Durn 30360		7.58	4.81	3.23	2.42	1.92	1.61	1.38
Principal W	indow	Nov09 - Feb21	Apr08 - May16	Aug07 - Aug11	Feb07 - Sep09	Nov06 - Apr08	Aug06 - Nov07	Jun06 - Jun07
	Class I-A-3
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Yield	5.217	5.207	5.194	5.173	5.141	5.103	5.078
	WAL	15.65	10.90	7.81	5.29	3.58	2.59	2.18
Mod Durn 30360		10.47	8.14	6.26	4.50	3.18	2.36	2.02
Principal W	indow	Feb21 - Feb21	May16 - May16	Aug11 - Aug13	Sep09 - Nov11	Apr08 - Dec09	Nov07 - Apr08	Jun07 - Nov07
	Class I-A-4
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Yield	4.822	4.817	4.813	4.806	4.797	4.781	4.758
	WAL	7.89	7.03	6.45	5.65	4.86	3.95	3.07
Mod Durn 30360		6.32	5.77	5.38	4.82	4.23	3.51	2.79
Principal W	indow	Jul08 - Feb21	Jul08 - May16	Aug08 - Aug13	Oct08 - Nov11	Dec08 - Aug10	Apr08 - Sep09	Nov07 - Jan09
Class I-M-1
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		5.063	5.048	5.032	5.019	5.010	5.005	5.001
WAL		10.50	7.19	5.39	4.43	3.92	3.71	3.57
Mod Durn 30360		7.78	5.78	4.54	3.85	3.47	3.30	3.19
Principal W	indow	Aug10 - Feb21	Nov08 - May16	Jul08 - Aug13	Aug08 - Nov11	Oct08 - Aug10	Nov08 - Sep09	Jan09 - Jan09
Class I-M-2
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		5.314	5.298	5.282	5.267	5.255	5.248	5.245
WAL		10.50	7.19	5.38	4.40	3.84	3.55	3.45
Mod Durn 30360		7.67	5.72	4.50	3.79	3.38	3.16	3.08
Principal W	indow	Aug10 - Feb21	Nov08 - May16	Jul08 - Aug13	Jul08 - Nov11	Aug08 - Aug10	Sep08 - Sep09	Sep08 - Jan09
Class I-M-3
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		5.561	5.544	5.526	5.510	5.498	5.489	5.483
WAL		10.31	7.05	5.27	4.28	3.73	3.41	3.25
Mod Durn 30360		7.48	5.59	4.40	3.69	3.27	3.03	2.90
Principal W	indow	Aug10 - Feb21	Nov08 - May16	Jul08 - Aug13	Jul08 - Nov11	Jul08 - Aug10	Aug08 - Sep09	Aug08 - Jan09
Class I-M-4
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		6.024	6.002	5.979	5.959	5.945	5.939	5.939
WAL		8.95	6.06	4.53	3.70	3.27	3.11	3.10
Mod Durn 30360		6.66	4.90	3.83	3.22	2.89	2.76	2.75
Principal W	indow	Aug10 - Jun18	Nov08 - May14	Jul08 - Feb12	Jul08 - Aug10	Jul08 - Aug09	Jul08 - Dec08	Jul08 - Aug08

To Maturity

	Class I-A-1
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Disc Margin	12	12	12	12	12	12	12
	WAL	1.97	1.33	1.00	0.80	0.66	0.57	0.49
Mod Durn 30360		1.86	1.27	0.96	0.77	0.64	0.55	0.48
Principal W	indow	Jul05 - Nov09	Jul05 - Apr08	Jul05 - Aug07	Jul05 - Feb07	Jul05 - Nov06	Jul05 - Aug06	Jul05 - Jun06
	Class I-A-2
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Disc Margin	27	27	27	27	27	27	27
	WAL	9.24	5.47	3.50	2.58	2.03	1.69	1.43
Mod Durn 30360		7.60	4.82	3.23	2.42	1.92	1.61	1.38
Principal W	indow	Nov09 - Jun22	Apr08 - Apr17	Aug07 - Aug11	Feb07 - Sep09	Nov06 - Apr08	Aug06 - Nov07	Jun06 - Jun07
	Class I-A-3
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Yield	5.303	5.325	5.322	5.247	5.141	5.103	5.078
	WAL	21.07	15.57	11.08	6.37	3.58	2.59	2.18
Mod Durn 30360		12.47	10.35	8.09	5.16	3.18	2.36	2.02
Principal W	indow	Jun22 - Aug32	Apr17 - Feb28	Aug11 - Apr23	Sep09 - Sep19	Apr08 - Dec09	Nov07 - Apr08	Jun07 - Nov07
	Class I-A-4
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
	Yield	4.823	4.820	4.830	4.871	4.892	4.885	4.869
	WAL	7.91	7.10	6.72	6.56	6.02	4.93	3.85
Mod Durn 30360		6.33	5.81	5.55	5.44	5.06	4.25	3.39
Principal W	indow	Jul08 - Jun32	Jul08 - Dec27	Aug08 - Feb23	Oct08 - Jul19	Dec08 - Jan17	Apr08 - Feb15	Nov07 - Jul13
Class I-M-1
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		5.082	5.075	5.064	5.052	5.043	5.036	5.054
WAL		11.17	7.75	5.82	4.76	4.20	3.94	3.95
Mod Durn 30360		8.06	6.07	4.81	4.07	3.67	3.48	3.49
Principal W	indow	Aug10 - May27	Nov08 - Aug21	Jul08 - Sep17	Aug08 - Feb15	Oct08 - Apr13	Nov08 - Dec11	Jan09 - Nov10
Class I-M-2
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		5.326	5.316	5.302	5.288	5.277	5.269	5.264
WAL		10.92	7.53	5.64	4.60	4.01	3.70	3.57
Mod Durn 30360		7.85	5.90	4.66	3.93	3.50	3.27	3.17
Principal W	indow	Aug10 - Apr25	Nov08 - Oct19	Jul08 - Apr16	Jul08 - Dec13	Aug08 - Apr12	Sep08 - Feb11	Sep08 - Mar10
Class I-M-3
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		5.562	5.546	5.528	5.512	5.499	5.490	5.485
WAL		10.34	7.08	5.29	4.29	3.74	3.42	3.26
Mod Durn 30360		7.50	5.60	4.41	3.69	3.28	3.04	2.91
Principal W	indow	Aug10 - Jan22	Nov08 - Feb17	Jul08 - Mar14	Jul08 - Apr12	Jul08 - Dec10	Aug08 - Jan10	Aug08 - Apr09
Class I-M-4
Price:	100-00	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
Yield		6.024	6.002	5.979	5.959	5.945	5.939	5.939
WAL		8.95	6.06	4.53	3.70	3.27	3.11	3.10
Mod Durn 30360		6.66	4.90	3.83	3.22	2.89	2.76	2.75
Principal W	indow	Aug10 - Jun18	Nov08 - May14	Jul08 - Feb12	Jul08 - Aug10	Jul08 - Aug09	Jul08 - Dec08	Jul08 - Aug08

 COLLATERAL NET WAC

100% PPC to Call

	Net WAC	Net WAC		Net WAC	Net WAC		Net WAC	Net WAC
Period	(30/360)	(Act/360)	Period	(30/360)	(Act/360)	Period	(30/360)	(Act/360)
1	6.991%	N/A	34	6.989%	6.763%	67	6.987%	6.762%
2	6.991%	6.766%	35	6.989%	6.989%	68	6.987%	6.762%
3	6.991%	6.765%	36	6.989%	6.763%	69	6.987%	7.486%
4	6.991%	6.991%	37	6.989%	6.989%	70	6.987%	6.761%
5	6.990%	6.765%	38	6.989%	6.763%	71	6.987%	6.987%
6	6.990%	6.990%	39	6.989%	6.763%	72	6.987%	6.761%
7	6.990%	6.765%	40	6.989%	6.989%	73	6.987%	6.987%
8	6.990%	6.765%	41	6.989%	6.763%	74	6.987%	6.761%
9	6.990%	7.489%	42	6.988%	6.988%	75	6.986%	6.761%
10	6.990%	6.764%	43	6.988%	6.763%	76	6.986%	6.986%
11	6.990%	6.990%	44	6.988%	6.763%	77	6.986%	6.761%
12	6.990%	6.764%	45	6.988%	7.487%	78	6.986%	6.986%
13	6.990%	6.990%	46	6.988%	6.763%	79	6.986%	6.761%
14	6.990%	6.764%	47	6.988%	6.988%	80	6.986%	6.761%
15	6.990%	6.764%	48	6.988%	6.763%	81	6.986%	7.227%
16	6.990%	6.990%	49	6.988%	6.988%	82	6.986%	6.761%
17	6.990%	6.764%	50	6.988%	6.763%	83	6.986%	6.986%
18	6.990%	6.990%	51	6.988%	6.763%	84	6.986%	6.760%
19	6.990%	6.764%	52	6.988%	6.988%	85	6.986%	6.986%
20	6.990%	6.764%	53	6.988%	6.762%	86	6.986%	6.760%
21	6.989%	7.489%	54	6.988%	6.988%	87	6.986%	6.760%
22	6.989%	6.764%	55	6.988%	6.762%	88	6.985%	6.985%
23	6.989%	6.989%	56	6.988%	6.762%	89	6.985%	6.760%
24	6.989%	6.764%	57	6.988%	7.487%	90	6.985%	6.985%
25	6.989%	6.989%	58	6.988%	6.762%	91	6.985%	6.760%
26	6.989%	6.764%	59	6.987%	6.987%	92	6.985%	6.760%
27	6.989%	6.764%	60	6.987%	6.762%	93	6.985%	7.484%
28	6.989%	6.989%	61	6.987%	6.987%	94	6.985%	6.760%
29	6.989%	6.764%	62	6.987%	6.762%	95	6.985%	6.985%
30	6.989%	6.989%	63	6.987%	6.762%	96	6.985%	6.759%
31	6.989%	6.764%	64	6.987%	6.987%	97	6.985%	6.985%
32	6.989%	6.764%	65	6.987%	6.762%	98	6.985%	6.759%
33	6.989%	7.230%	66	6.987%	6.987%

Breakeven CDR Table

The tables below display the first Constant Default Rate (“CDR”), and the resulting cumulative collateral loss, at which the referenced Class incurs a writedown.  Calculations are run to maturity.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) loss severities as indicated in the tables, (3) 12 month lag from default to loss, (4) principal and interest are advanced through liquidation and (5) triggers fail (i.e., no stepdown):

	Static LIBOR
	25% severity		30% severity		35% severity
	CDR Break	Cum Loss	CDR Break	Cum Loss	CDR Break	Cum Loss
Class I-M-1	15.76%	9.63%	12.73%	9.95%	10.67%	10.19%
Class I-M-2	11.14%	7.52%	9.15%	7.76%	7.77%	7.95%
Class I-M-3	9.00%	6.38%	7.46%	6.59%	6.37%	6.75%
Class I-M-4	7.62%	5.59%	6.33%	5.75%	5.41%	5.87%

	Forward LIBOR
	25% severity		30% severity		35% severity
	CDR Break	Cum Loss	CDR Break	Cum Loss	CDR Break	Cum Loss
Class I-M-1	14.90%	9.27%	12.02%	9.55%	10.07%	9.75%
Class I-M-2	10.38%	7.13%	8.52%	7.34%	7.22%	7.49%
Class I-M-3	8.27%	5.97%	6.84%	6.14%	5.84%	6.27%
Class I-M-4	7.19%	5.33%	5.98%	5.48%	5.11%	5.59%

Forward LIBOR

Distribution	Forward	Distribution	Forward	Distribution	Forward
Date	LIBOR	Date	LIBOR	Date	LIBOR
7/25/2005	3.170%	4/25/2008	4.101%	1/25/2011	4.400%
8/25/2005	3.289%	5/25/2008	4.088%	2/25/2011	4.419%
9/25/2005	3.458%	6/25/2008	4.100%	3/25/2011	4.428%
10/25/2005	3.575%	7/25/2008	4.109%	4/25/2011	4.437%
11/25/2005	3.604%	8/25/2008	4.113%	5/25/2011	4.448%
12/25/2005	3.696%	9/25/2008	4.124%	6/25/2011	4.457%
1/25/2006	3.772%	10/25/2008	4.136%	7/25/2011	4.432%
2/25/2006	3.757%	11/25/2008	4.148%	8/25/2011	4.416%
3/25/2006	3.817%	12/25/2008	4.160%	9/25/2011	4.424%
4/25/2006	3.835%	1/25/2009	4.172%	10/25/2011	4.433%
5/25/2006	3.824%	2/25/2009	4.187%	11/25/2011	4.441%
6/25/2006	3.862%	3/25/2009	4.198%	12/25/2011	4.449%
7/25/2006	3.894%	4/25/2009	4.203%	1/25/2012	4.461%
8/25/2006	3.884%	5/25/2009	4.197%	2/25/2012	4.472%
9/25/2006	3.915%	6/25/2009	4.207%	3/25/2012	4.480%
10/25/2006	3.941%	7/25/2009	4.219%	4/25/2012	4.488%
11/25/2006	3.943%	8/25/2009	4.235%	5/25/2012	4.497%
12/25/2006	3.972%	9/25/2009	4.245%	6/25/2012	4.504%
1/25/2007	3.995%	10/25/2009	4.255%	7/25/2012	4.521%
2/25/2007	4.006%	11/25/2009	4.264%	8/25/2012	4.536%
3/25/2007	4.031%	12/25/2009	4.275%	9/25/2012	4.546%
4/25/2007	4.046%	1/25/2010	4.347%	10/25/2012	4.554%
5/25/2007	4.023%	2/25/2010	4.468%	11/25/2012	4.562%
6/25/2007	4.042%	3/25/2010	4.483%	12/25/2012	4.572%
7/25/2007	4.056%	4/25/2010	4.498%	1/25/2013	4.597%
8/25/2007	4.039%	5/25/2010	4.516%	2/25/2013	4.618%
9/25/2007	4.057%	6/25/2010	4.532%	3/25/2013	4.626%
10/25/2007	4.064%	7/25/2010	4.419%	4/25/2013	4.634%
11/25/2007	4.049%	8/25/2010	4.336%	5/25/2013	4.644%
12/25/2007	4.063%	9/25/2010	4.346%	6/25/2013	4.655%
1/25/2008	4.075%	10/25/2010	4.356%	7/25/2013	4.643%
2/25/2008	4.082%	11/25/2010	4.364%	8/25/2013	4.641%
3/25/2008	4.094%	12/25/2010	4.374%

CLASS I-A-1 INTEREST RATE CAP

Distribution Date	Notional Amount ($)	Strike Rate	Ceiling Rate
7/25/2005	95,320,000	8.39%	8.39%
8/25/2005	91,770,000	6.65%	9.88%
9/25/2005	87,470,000	6.65%	9.88%
10/25/2005	82,970,000	6.87%	9.88%
11/25/2005	78,280,000	6.64%	9.88%
12/25/2005	73,940,000	6.87%	9.88%
1/25/2006	69,510,000	6.64%	9.88%
2/25/2006	65,050,000	6.64%	9.88%
3/25/2006	60,700,000	7.37%	9.88%
4/25/2006	56,450,000	6.64%	9.88%
5/25/2006	52,290,000	6.87%	9.88%
6/25/2006	48,230,000	6.64%	9.88%
7/25/2006	44,260,000	6.87%	9.88%
8/25/2006	40,390,000	6.64%	9.88%
9/25/2006	36,600,000	6.64%	9.88%
10/25/2006	32,910,000	6.87%	9.88%
11/25/2006	29,300,000	6.64%	9.88%
12/25/2006	25,770,000	6.87%	9.88%
1/25/2007	22,320,000	6.64%	9.88%
2/25/2007	18,960,000	6.64%	9.88%
3/25/2007	15,670,000	7.37%	9.88%
4/25/2007	12,450,000	6.64%	9.88%
5/25/2007	9,320,000	6.87%	9.88%
6/25/2007	6,250,000	6.64%	9.88%
7/25/2007	3,260,000	6.87%	9.88%
8/25/2007	330,000	6.64%	9.88%

The Class I-A-1 Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance (as shown above) for the related period at a per annum rate equal to the positive difference, if any, between (1) the lesser of (a) the current level of One-Month Libor and (b) the Ceiling Rate (as shown above) for such period over (2) the Strike Rate (as shown above) for such period.

CLASS I-A-1 INTEREST RATE CAP ACCOUNT

Amounts paid under the Interest Rate Cap Agreement will be used to cover Basis Risk Shortfalls owing to the Class I-A-1 Certificates and will not be used to cover realized losses on the mortgage loans or to pay Deferred Amounts.

Each period, any amounts on deposit in the Class I-A-1 Interest Rate Cap Account not used to cover Basis Risk Shortfalls owing to the Class I-A-1 Certificates will be released to the Class X Certificateholders.

CLASS I-A-2 INTEREST RATE CAP

Distribution Date	Notional Amount ($)	Strike Rate	Ceiling Rate
7/25/2005	59,748,000	8.39%	8.39%
8/25/2005	59,748,000	6.50%	9.73%
9/25/2005	59,748,000	6.50%	9.73%
10/25/2005	59,748,000	6.72%	9.73%
11/25/2005	59,748,000	6.49%	9.73%
12/25/2005	59,748,000	6.72%	9.73%
1/25/2006	59,748,000	6.49%	9.73%
2/25/2006	59,748,000	6.49%	9.73%
3/25/2006	59,748,000	7.22%	9.73%
4/25/2006	59,748,000	6.49%	9.73%
5/25/2006	59,748,000	6.72%	9.73%
6/25/2006	59,748,000	6.49%	9.73%
7/25/2006	59,748,000	6.72%	9.73%
8/25/2006	59,748,000	6.49%	9.73%
9/25/2006	59,748,000	6.49%	9.73%
10/25/2006	59,748,000	6.72%	9.73%
11/25/2006	59,748,000	6.49%	9.73%
12/25/2006	59,748,000	6.72%	9.73%
1/25/2007	59,748,000	6.49%	9.73%
2/25/2007	59,748,000	6.49%	9.73%
3/25/2007	59,748,000	7.22%	9.73%
4/25/2007	59,748,000	6.49%	9.73%
5/25/2007	59,748,000	6.72%	9.73%
6/25/2007	59,748,000	6.49%	9.73%
7/25/2007	59,748,000	6.72%	9.73%
8/25/2007	59,748,000	6.49%	9.73%
9/25/2007	57,222,336	6.49%	9.73%
10/25/2007	54,431,314	6.72%	9.73%
11/25/2007	51,704,984	6.49%	9.73%
12/25/2007	49,041,858	6.72%	9.73%
1/25/2008	46,440,482	6.49%	9.73%
2/25/2008	43,899,432	6.49%	9.73%
3/25/2008	41,417,320	6.96%	9.73%
4/25/2008	38,992,789	6.49%	9.73%
5/25/2008	36,624,513	6.72%	9.73%
6/25/2008	34,311,195	6.49%	9.73%
7/25/2008	32,051,569	6.72%	9.73%
8/25/2008	32,051,569	6.49%	9.73%
9/25/2008	30,985,036	6.49%	9.73%
10/25/2008	29,549,746	6.72%	9.73%
11/25/2008	28,151,830	6.49%	9.73%
12/25/2008	26,790,385	6.72%	9.73%
1/25/2009	25,464,530	6.49%	9.73%
2/25/2009	24,173,403	6.49%	9.73%
3/25/2009	22,916,163	7.22%	9.73%
4/25/2009	21,691,989	6.49%	9.73%
5/25/2009	20,500,080	6.72%	9.73%

CLASS I-A-2 INTEREST RATE CAP  (CONT.)

Distribution Date	Notional Amount ($)	Strike Rate	Ceiling Rate
6/25/2009	19,339,651	6.49%	9.73%
7/25/2009	18,209,939	6.72%	9.73%
8/25/2009	17,110,196	6.49%	9.73%
9/25/2009	16,039,692	6.49%	9.73%
10/25/2009	14,997,716	6.72%	9.73%
11/25/2009	13,983,572	6.49%	9.73%
12/25/2009	12,996,581	6.72%	9.73%
1/25/2010	12,036,080	6.49%	9.73%
2/25/2010	11,101,421	6.49%	9.73%
3/25/2010	10,191,971	7.22%	9.73%
4/25/2010	9,307,113	6.49%	9.73%
5/25/2010	8,446,244	6.72%	9.73%
6/25/2010	7,608,776	6.49%	9.73%
7/25/2010	6,794,133	6.72%	9.73%
8/25/2010	6,195,267	6.49%	9.73%
9/25/2010	5,612,459	6.49%	9.73%
10/25/2010	5,045,301	6.72%	9.73%
11/25/2010	4,493,392	6.49%	9.73%
12/25/2010	3,956,342	6.72%	9.73%
1/25/2011	3,433,771	6.49%	9.73%
2/25/2011	2,925,308	6.49%	9.73%
3/25/2011	2,430,591	7.22%	9.73%
4/25/2011	1,949,268	6.49%	9.73%
5/25/2011	1,480,995	6.72%	9.73%
6/25/2011	1,025,435	6.49%	9.73%
7/25/2011	582,262	6.72%	9.73%
8/25/2011	239,410	6.49%	9.73%

The Class I-A-2 Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance (as shown above) for the related period at a per annum rate equal to the positive difference, if any, between (1) the lesser of (a) the current level of One-Month Libor and (b) the Ceiling Rate (as shown above) for such period over (2) the Strike Rate (as shown above) for such period.

CLASS I-A-2 INTEREST RATE CAP ACCOUNT

Amounts paid under the Interest Rate Cap Agreement will be used to cover Basis Risk Shortfalls owing to the Class I-A-2 Certificates and will not be used to cover realized losses on the mortgage loans or to pay Deferred Amounts.

Each period, any amounts on deposit in the Class I-A-2 Interest Rate Cap Account not used to cover Basis Risk Shortfalls owing to the Class I-A-2 Certificates will be released to the Class X Certificateholders.

Statistical Collateral Summary

All information on the Mortgage Loans contained herein is approximate and is calculated as of the Statistical Calculation Date of May 1, 2005.  The final numbers will be found in the prospectus supplement.

Aggregate Characteristics

Agg. Scheduled Balance	$220,835,668.07	Top Three State% CA
Avg. Scheduled Balance	$177,235.69	NY	14.14%
WA Mortgage Rate	7.251%	FL	12.43%
WAM (months)	351	WA Fico	10.85%
Seasoning (months)	5	Prepay Term >= 3yr Pct IO	680
Primary Residence	67.20%	Pct Conforming Pct C/O Refi	61.24%
Full/Alt Doc	12.33%		17.87%
Reduced Doc	59.04%		84.89%
WA Original LTV	78.22%		28.67%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Mortgage Rates (%)	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
5.500 - 5.749	1	296,862	0.13	5.625	731	296,862	70.00	95.00	358	2	0.00
6.250 - 6.499	2	452,100	0.20	6.334	704	226,050	88.35	88.35	358	2	0.00
6.500 - 6.749	199	38,696,229	17.52	6.535	690	194,453	75.91	84.59	350	3	25.45
6.750 - 6.999	205	40,420,366	18.30	6.807	681	197,173	76.84	86.85	350	3	34.51
7.000 - 7.249	212	36,561,050	16.56	7.058	680	172,458	79.13	88.75	352	4	17.29
7.250 - 7.499	180	33,413,198	15.13	7.307	680	185,629	77.90	85.11	354	4	16.97
7.500 - 7.749	145	27,077,590	12.26	7.545	680	186,742	77.74	84.28	352	6	5.85
7.750 - 7.999	108	15,685,576	7.10	7.809	679	145,237	79.72	86.69	342	6	5.43
8.000 - 8.249	47	8,916,328	4.04	8.054	678	189,709	78.12	82.41	355	5	5.26
8.250 - 8.499	53	6,281,677	2.84	8.286	672	118,522	84.10	87.08	352	5	7.87
8.500 - 8.749	38	5,192,808	2.35	8.541	681	136,653	81.54	84.24	350	5	0.00
8.750 - 8.999	23	2,243,503	1.02	8.783	662	97,544	88.81	88.81	348	9	0.00
9.000 - 9.249	21	2,500,501	1.13	9.019	643	119,071	88.15	88.15	352	4	11.05
9.250 - 9.499	5	907,853	0.41	9.313	641	181,571	86.06	86.28	318	42	0.00
9.500 - 9.749	6	1,822,326	0.83	9.505	635	303,721	81.11	83.72	336	24	0.00
9.750 - 9.999	1	367,698	0.17	9.750	636	367,698	70.00	70.00	312	48	0.00
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Cut-off Date Principal Balances ($)	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
15,000.01 – 25,000.00	4	77,585	0.04	7.947	707	19,396	67.96	76.46	230	5	0.00
25,000.01 – 50,000.00	71	2,938,620	1.33	7.694	687	41,389	79.04	81.30	335	5	3.04
50,000.01 – 75,000.00	159	9,812,279	4.44	7.618	687	61,712	78.55	82.92	339	4	1.85
75,000.01 - 100,000.00	141	12,346,768	5.59	7.347	686	87,566	79.52	84.31	342	4	7.94
100,000.01 - 125,000.00	166	18,829,067	8.53	7.294	679	113,428	78.92	85.70	343	4	8.89
125,000.01 - 150,000.00	126	17,334,931	7.85	7.263	683	137,579	80.70	87.66	354	5	8.73
150,000.01 - 175,000.00	102	16,722,311	7.57	7.164	675	163,944	79.64	88.48	351	4	10.70
175,000.01 - 200,000.00	90	16,847,993	7.63	7.149	670	187,200	79.27	87.67	351	4	17.49
200,000.01 - 250,000.00	141	31,603,105	14.31	7.078	674	224,135	78.35	89.64	351	4	25.00
250,000.01 - 300,000.00	89	24,405,860	11.05	7.154	678	274,223	79.41	87.48	356	4	25.91
300,000.01 - 400,000.00	91	31,253,128	14.15	7.307	682	343,441	78.77	87.81	352	6	14.61
400,000.01 - 500,000.00	32	14,550,844	6.59	7.435	697	454,714	74.85	80.78	355	5	27.91
500,000.01 - 600,000.00	10	5,546,520	2.51	7.045	694	554,652	78.83	82.22	356	4	39.42
600,000.01 - 700,000.00	15	9,768,657	4.42	6.982	679	651,244	72.10	79.05	355	5	33.24
700,000.01 - 800,000.00	4	3,061,456	1.39	7.747	662	765,364	78.77	88.27	355	5	0.00
900,000.01 – 1,000,000.00	2	1,987,522	0.9	8.118	690	993,761	78.42	78.42	354	6	50.26
1,000,000.01 - 1,100,000.00	1	1,010,000	0.46	6.750	659	1,010,000	72.14	90.00	358	2	100.00
1,200,000.01 - 1,300,000.00	1	1,281,975	0.58	7.250	695	1,281,975	57.11	57.11	357	3	0.00
1,300,000.01 - 2,000,000.00	1	1,457,047	0.66	7.625	736	1,457,047	56.60	56.60	325	35	0.00
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Property Type	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
Single Family Residence	729	116,687,777	52.84	7.251	676	160,066	78.59	86.20	348	5	17.99
Condo	95	13,605,820	6.16	7.300	694	143,219	79.63	88.29	356	4	15.86
2-4 Family	194	42,275,160	19.14	7.406	697	217,913	76.31	81.23	351	5	6.93
Co-op	11	1,533,798	0.69	7.561	691	139,436	74.22	74.74	345	8	0.00
PUD	217	46,733,113	21.16	7.088	672	215,360	78.75	89.22	356	4	28.65
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Mortgage Loan Purpose	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
Purchase	749	136,546,562	61.83	7.249	687	182,305	80.45	91.45	354	4	22.33
Refinance - Rate Term	134	20,831,472	9.43	6.942	675	155,459	75.47	81.53	338	4	16.52
Refinance - Cashout	362	63,312,618	28.67	7.356	669	174,897	74.34	75.51	347	5	8.73
Construction/Permanent	1	145,016	0.07	8.500	0	145,016	75.00	75.00	319	41	0.00
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Occupancy Type	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
Primary	751	148,397,956	67.2	7.121	673	197,600	78.62	88.39	351	4	23.16
Second Home	38	8,887,335	4.02	7.594	709	233,877	74.84	78.08	344	11	5.23
Investment	457	63,550,378	28.78	7.507	695	139,060	77.79	81.30	351	4	7.28
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Orig. LTV Ratio (%)	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
10.001 - 15.000	1	65,136	0.03	6.875	731	65,136	11.43	11.43	117	3	0.00
15.001 - 20.000	1	59,797	0.03	6.875	791	59,797	15.79	15.79	356	4	0.00
25.001 - 30.000	2	104,301	0.05	8.359	707	52,151	25.93	25.93	178	2	0.00
30.001 - 35.000	2	378,791	0.17	6.500	635	189,395	33.63	33.63	320	2	0.00
35.001 - 40.000	3	248,153	0.11	6.941	656	82,718	36.46	36.46	355	5	0.00
40.001 - 45.000	6	863,422	0.39	6.791	658	143,904	43.42	43.53	284	3	32.95
45.001 - 50.000	8	817,478	0.37	6.917	675	102,185	47.08	52.21	335	10	0.00
50.001 - 55.000	5	1,664,826	0.75	7.147	602	332,965	53.77	53.77	356	4	0.00
55.001 - 60.000	29	7,474,012	3.38	7.227	659	257,725	57.61	57.61	342	9	8.86
60.001 - 65.000	23	5,557,193	2.52	6.901	671	241,617	64.02	64.88	356	3	1.61
65.001 - 70.000	78	16,134,205	7.31	7.168	669	206,849	69.05	73.34	349	4	11.75
70.001 - 75.000	94	16,540,170	7.49	7.183	680	175,959	74.10	78.53	351	4	20.03
75.001 - 80.000	780	142,385,521	64.48	7.204	683	182,546	79.81	90.70	353	4	21.92
80.001 - 85.000	30	4,454,843	2.02	7.276	676	148,495	84.41	84.41	330	6	6.20
85.001 - 90.000	112	14,133,089	6.40	7.714	697	126,188	89.83	89.88	348	5	3.48
90.001 - 95.000	65	9,137,044	4.14	7.851	684	140,570	94.94	94.94	352	8	13.62
95.001 - 100.000	7	817,687	0.37	7.704	663	116,812	98.75	98.75	347	13	0.00
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Comb. LTV Ratio (%)	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
10.001 - 15.000	1	65,136	0.03	6.875	731	65,136	11.43	11.43	117	3	0.00
15.001 - 20.000	1	59,797	0.03	6.875	791	59,797	15.79	15.79	356	4	0.00
25.001 - 30.000	2	104,301	0.05	8.359	707	52,151	25.93	25.93	178	2	0.00
30.001 - 35.000	2	378,791	0.17	6.500	635	189,395	33.63	33.63	320	2	0.00
35.001 - 40.000	3	248,153	0.11	6.941	656	82,718	36.46	36.46	355	5	0.00
40.001 - 45.000	5	803,499	0.36	6.683	659	160,700	43.34	43.34	278	3	35.41
45.001 - 50.000	8	734,680	0.33	6.888	666	91,835	47.15	47.29	341	3	0.00
50.001 - 55.000	5	1,664,826	0.75	7.147	602	332,965	53.77	53.77	356	4	0.00
55.001 - 60.000	29	7,474,012	3.38	7.227	659	257,725	57.61	57.61	342	9	8.86
60.001 - 65.000	22	5,239,562	2.37	6.925	669	238,162	63.96	63.96	356	3	1.71
65.001 - 70.000	57	12,007,131	5.44	7.287	666	210,651	68.89	68.89	346	5	7.07
70.001 - 75.000	76	12,599,696	5.71	7.278	678	165,785	73.83	74.17	349	5	10.38
75.001 - 80.000	327	52,411,639	23.73	7.350	678	160,280	79.29	79.65	348	5	10.73
80.001 - 85.000	38	6,560,942	2.97	7.129	679	172,656	81.90	84.49	339	5	15.95
85.001 - 90.000	197	34,631,106	15.68	7.377	693	175,792	82.92	89.74	352	4	17.65
90.001 - 95.000	180	29,791,290	13.49	7.391	691	165,507	84.11	94.90	353	5	14.38
95.001 - 100.000	293	56,061,109	25.39	7.063	680	191,335	80.20	99.92	356	4	34.26
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Seasoning (months)	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
Less than 1	2	330,750	0.15	6.594	684	165,375	82.25	93.25	360	0	55.03
1 – 3	799	134,001,391	60.68	7.170	680	167,711	77.62	85.57	354	2	11.37
4 – 6	274	51,876,209	23.49	7.207	681	189,329	78.62	87.96	351	4	35.25
7 – 9	69	15,518,836	7.03	7.382	680	224,911	79.82	83.80	351	8	17.89
10 – 12	45	9,466,256	4.29	7.640	683	210,361	81.65	87.65	347	11	31.59
13 – 24	35	4,582,693	2.08	7.608	689	130,934	83.97	87.10	287	15	0.00
25 – 36	13	2,791,701	1.26	7.803	695	214,746	68.75	71.29	323	32	0.00
37 – 48	7	1,893,845	0.86	9.209	640	270,549	78.94	81.16	315	45	0.00
49 – 60	1	316,360	0.14	9.500	673	316,360	80.00	95.00	309	51	0.00
61 – 72	1	57,626	0.03	8.750	630	57,626	83.34	83.34	178	62	0.00
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Remaining Term to Stated Maturity	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
109 – 120	2	175,837	0.08	6.954	700	87,919	40.96	40.96	118	2	0.00
145 – 156	1	74,526	0.03	7.000	685	74,526	73.66	73.66	152	28	0.00
157 – 168	11	1,477,478	0.67	7.110	698	134,316	82.02	84.77	165	15	0.00
169 – 180	38	3,437,281	1.56	7.183	663	90,455	71.81	72.12	177	4	0.00
229 – 240	10	1,116,769	0.51	6.886	684	111,677	71.70	76.46	237	3	0.00
301 – 312	3	1,013,327	0.46	9.509	640	337,776	81.24	85.93	311	49	0.00
313 – 324	6	1,374,553	0.62	8.899	642	229,092	78.92	81.97	317	43	0.00
325 – 336	11	2,539,502	1.15	7.812	702	230,864	67.11	69.91	328	32	0.00
337 – 348	38	5,514,935	2.50	7.741	686	145,130	85.39	88.06	346	14	3.41
349 – 360	1,126	204,111,461	92.43	7.213	681	181,271	78.30	86.44	357	3	19.24
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Orig. Term (months)	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
109 – 120	2	175,837	0.08	6.954	700	87,919	40.96	40.96	118	2	0.00
169 – 180	49	4,931,659	2.23	7.140	674	100,646	74.76	75.80	173	7	0.00
229 – 240	11	1,174,395	0.53	6.977	682	106,763	72.27	76.79	234	6	0.00
349 – 360	1,184	214,553,777	97.16	7.256	681	181,211	78.37	86.26	355	5	18.39
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Documentation Type	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
Full / Alternative	187	27,231,601	12.33	7.223	682	145,624	78.08	84.11	347	8	14.04
No Income / No Assets	229	36,409,467	16.49	7.429	694	158,993	77.27	79.75	349	5	6.02
Reduced	683	130,384,541	59.04	7.200	676	190,900	78.51	88.03	351	4	23.39
Stated Income / Stated Assets	147	26,810,060	12.14	7.291	681	182,381	78.26	86.01	355	4	11.02
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
State	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
California	110	31,222,901	14.14	7.026	683	283,845	74.13	82.00	351	4	14.77
New York	98	27,455,740	12.43	7.464	690	280,161	76.98	82.57	353	6	11.20
Florida	138	23,952,515	10.85	7.223	685	173,569	79.66	87.34	353	4	26.22
Maryland	94	18,012,185	8.16	7.132	666	191,619	79.47	94.30	355	4	25.67
Virginia	76	16,762,680	7.59	7.105	671	220,562	80.01	94.24	350	4	36.62
Texas	117	13,658,720	6.19	7.226	684	116,741	79.85	91.31	344	4	10.17
Nevada	52	12,135,060	5.50	6.999	681	233,367	76.21	83.40	355	3	36.67
Arizona	73	11,701,613	5.30	7.470	680	160,296	81.84	85.34	353	7	13.54
New Jersey	59	9,471,875	4.29	7.700	675	160,540	82.55	84.51	356	4	0.00
Pennsylvania	62	6,992,336	3.17	7.592	674	112,780	80.49	83.15	348	4	0.00
Other	367	49,470,042	22.40	7.265	681	134,796	77.79	83.70	345	5	14.78
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Prepay Term	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
0	387	61,297,537	27.76	7.636	684	158,392	80.54	84.84	349	6	6.54
Less than 1 year	18	6,606,854	2.99	7.216	687	367,047	77.77	86.82	355	5	19.24
1	61	15,852,203	7.18	7.333	686	259,872	76.81	83.11	352	5	23.38
2	12	1,841,701	0.83	7.067	675	153,475	69.53	74.04	322	3	0.00
3	504	89,625,899	40.58	7.121	674	177,829	77.33	87.72	350	4	23.20
4	7	1,069,434	0.48	7.024	684	152,776	78.98	87.84	358	2	0.00
5	257	44,542,041	20.17	6.973	686	173,315	77.76	85.19	353	5	21.76
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Wtg.	Wtg.
	Mortgage	Principal	Mortgage	Avg. Gross	Curr.	Principal	Avg.	Avg.			Percent
Interest Only Period	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
0	1,086	181,369,951	82.13	7.318	679	167,007	78.11	84.66	349	5	0.00
60	1	140,000	0.06	7.600	673	140,000	80.00	100.00	355	5	100.00
120	159	39,325,717	17.81	6.941	688	247,332	78.76	91.77	356	4	100.00
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%

	Number of		Percent of	Wtg.	WA	Avg.	Weighted	Weighted
	Mortgage	Principal	Mortgage	Avg. Gross	Curr	Principal	Avg.	Avg.			Percent
FICO	Loans	Balance	Pool	Coupon	FICO	Balance	Orig. LTV	Comb. LTV	WAM	WALA	IO
0 < =	30	5,885,543	2.67	7.408	0	196,185	79.14	81.59	353	7	0
511 - 530	1	72,402	0.03	7.5	530	72,402	80	90	165	15	0
531 - 550	2	443,841	0.2	7.647	541	221,921	63.97	63.97	352	8	0
551 - 570	3	475,991	0.22	7.934	567	158,664	80.63	80.63	351	9	0
571 - 590	14	3,184,059	1.44	7.633	583	227,433	67.62	67.62	353	7	5.09
591 - 610	36	6,853,853	3.1	7.512	602	190,385	71.14	71.6	343	4	0
611 - 630	104	18,908,751	8.56	7.41	624	181,815	78.48	85.33	352	5	9.47
631 - 650	197	33,706,024	15.26	7.275	641	171,097	77.65	86.7	351	5	21.28
651 - 670	188	33,149,708	15.01	7.236	662	176,328	79.14	88.33	351	4	20.25
671 - 690	201	33,373,543	15.11	7.221	681	166,038	78.82	86.68	348	4	16.69
691 - 710	154	29,705,770	13.45	7.158	699	192,895	77.83	85.94	353	3	24.55
711 - 730	121	20,939,417	9.48	7.189	720	173,053	79.42	88.59	350	5	20.61
731 - 750	88	16,093,813	7.29	7.169	739	182,884	77.38	85.09	347	7	15.46
751 - 770	61	10,472,789	4.74	7.157	760	171,685	81.38	86.75	352	5	21.19
771 - 790	38	6,306,915	2.86	7.182	780	165,971	80.38	89.88	355	4	27.01
791 - 810	8	1,263,250	0.57	7.355	805	157,906	78.13	86.37	357	3	3.2
Total:	1,246	$220,835,668	100.00%	7.251	680	$177,236	78.22	85.94	351	5	17.87%